Government Grants and Subsidies (Tables)	12 Months Ended
Mar. 31, 2025
Government Grants and Subsidies [Abstract]
Schedule of Government Subsidies Received

Government subsidies received during the years ended March 31 2023, 2024 and 2025 are as follows. These subsidies are mainly related to the relief for COVID-19 pandemic provided by governments, and are accounted for in the consolidated statements of operations by offsetting the specific expenses or including in other income when received.

	Year ended March 31,
	2023	2024	2025
	$	$	$
Rental payment for factory space and dormitories located in Shenzhen (offset against cost of sales)	247	-	-
Salaries of Hong Kong employees (offset against selling, general and administrative expenses)	62	-	-
Employment subsidy (included in other income)	-	0	-
Total	309	0	-